                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                /s/ WESLEY W. VON SCHACK
                                                    ------------------------------------------------
                                                                  Wesley W. von Schack

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                 /s/ KENNETH M. JASINSKI
                                                    ------------------------------------------------
                                                                   Kenneth M. Jasinski

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ ROBERT E. RUDE
                                                    ------------------------------------------------
                                                                     Robert E. Rude

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ RICHARD AURELIO
                                                    ------------------------------------------------
                                                                     Richard Aurelio

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                  /s/ JAMES A. CARRIGG
                                                    ------------------------------------------------
                                                                    James A. Carrigg

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                 /s/ JOSEPH J. CASTIGLIA
                                                    ------------------------------------------------
                                                                   Joseph J. Castiglia

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ LOIS B. DEFLEUR
                                                    ------------------------------------------------
                                                                     Lois B. DeFleur

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ G. JEAN HOWARD
                                                    ------------------------------------------------
                                                                     G. Jean Howard

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ DAVID M. JAGGER
                                                    ------------------------------------------------
                                                                     David M. Jagger

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ JOHN M. KEELER
                                                    ------------------------------------------------
                                                                     John M. Keeler

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                    /s/ BEN E. LYNCH
                                                    ------------------------------------------------
                                                                      Ben E. Lynch

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                  /s/ PETER J. MOYNIHAN
                                                    ------------------------------------------------
                                                                    Peter J. Moynihan

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W. W. von Schack, K. M. Jasinski, R. D. Kump, R. E. Rude and T. G. Borkowsky, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statement 033-54155 of the Corporation in connection with the amended Dividend Reinvestment and Stock Purchase Plan, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of October, 2002.

                                                                   /s/ WALTER G. RICH
                                                    ------------------------------------------------
                                                                     Walter G. Rich